UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2020

Bigfoot Project Investments Inc.

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Bigfoot Project Investments, Inc.

4041 East Sunset Blvd

Henderson, NV 89014

(Address of principal executive offices)

(816) 304-2686

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BGFT	OTC Market Pink

Bigfoot Project Investments Inc.

Form 8-K

Current Report

Item 8.01 Other Events – Removal of Board and Dismissal of Officers for Cause

Pursuant to Article VII of the Articles of Incorporation as quoted below:

“No director or officer of the Corporation will be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300.”

On January 21, 2020, a quorum of the Board of Directors of Bigfoot Project Investments Inc. unanimously authorized and approved the removal for cause of Joseph Cellura and Michael Ghiselli. The new Board of Directors is as follows:

Joseph Frontiere, Director

Sara Reynolds, Secretary

Alexandra Aizenshtadt, Director

The quorum of the Board of Directors also authorized and approved the dismissal for cause of Joseph Cellura, (former CEO) and Michael Ghiselli (former COO).

Item 9.01 Exhibits

Exhibit 10.1 – Board Resolution – Change of Board

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigfoot Project Investments, Inc.

Date: January 22, 2020	By:	/s/ Joseph Frontiere
Joseph Frontiere
President